UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)        February 10, 2014
_________________________________________________________________________

                             UNISYS CORPORATION
_________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


Delaware                          1-8729                    38-0387840
_________________________________________________________________________
(State or Other          (Commission File Number)         (IRS Employer
Jurisdiction of                                       Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of
            Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Matthew J. Espe has decided that he will not stand for reelection as a director of Unisys Corporation at the company's 2014 annual meeting scheduled for May 1, 2014.

Dominick Cavuoto, Senior Vice President and President, Technology
Consulting and Integration Solutions, has decided that he will retire from the company effective March 31, 2014.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UNISYS CORPORATION


Date: February 10, 2014                    By: /s/ Gerald P. Kenney
                                                   ----------------
                                                   Gerald P. Kenney
                                                   Senior Vice President,
                                                   General Counsel and
                                                   Secretary